Exhibit 99.2

Q2 2019 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. www.broadstone.com

Q2 2019 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	2

Q2 2019 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2019 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations sections contained in Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2019, March 31, 2019, September 30, 2018, and June 30, 2018.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as, but not limited to, “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or the negative or other variations of comparable terminology. Forward-looking statements are inherently subject to known and unknown risks, uncertainties, and assumptions which may cause our actual future results to differ materially from expected results, including risks related to the pending large portfolio acquisition, financing of the portfolio, and associated post-closing deleveraging activity as well as general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in our filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	3

Q2 2019 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (the “Company,” “BNL,” “us,” “our” and “we”) is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their mission critical locations, while utilizing their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Shekar Narasimhan

Independent Director

Geoffrey H. Rosenberger

Independent Director

James H. Watters

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	4

Q2 2019 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
Financial Summary
Investment in rental property, net	$2,804,110	$2,724,971	$2,683,746	$2,491,450	$2,415,399
Total assets	3,212,318	3,131,943	3,096,797	2,905,345	2,815,258
Mortgage and notes payable, net	121,074	72,004	78,952	79,762	86,242
Unsecured term notes, net and revolver	1,345,976	1,361,995	1,366,873	1,225,473	1,199,864
Total liabilities	1,606,680	1,559,917	1,567,877	1,422,974	1,402,439
Total Broadstone Net Lease, Inc. stockholders' equity	1,498,704	1,462,386	1,417,099	1,369,667	1,300,542
Total equity (book value)	1,605,638	1,572,026	1,528,920	1,482,371	1,412,819
Revenues	69,053	68,430	63,094	61,764	57,032
Total operating expenses	37,758	38,268	34,471	34,772	30,636
Interest expense	16,732	15,828	14,740	14,484	12,454
Net income	17,342	15,022	14,660	23,064	18,386
Net earnings per common share, basic and diluted	$0.70	$0.62	$0.63	$1.03	$0.86
FFO	39,842	38,949	36,475	44,969	34,362
FFO per share, basic and diluted	$1.60	$1.62	$1.58	$2.02	$1.60
AFFO	34,365	34,169	32,551	31,315	29,928
AFFO per share, basic and diluted	$1.38	$1.42	$1.41	$1.40	$1.39
Net cash provided by operating activities	33,080	31,639	34,494	34,842	26,438
Net cash used in investing activities	(56,257)	(64,637)	(235,869)	(86,870)	(100,196)
Net cash provided by financing activities	22,735	27,169	192,336	59,234	69,830
Distributions declared	33,231	31,983	29,603	28,416	28,002
Distributions declared per diluted share	$1.32	$1.31	$1.29	$1.29	$1.29

Portfolio Metrics
Properties	646	644	621	583	558
Rentable square feet	20.3M	19.7M	19.0M	18.0M	17.4M
% Leased	99.8%	99.8%	100.0%	100.0%	100.0%
Physical occupancy	99.6%	99.7%	99.7%	99.4%	99.4%
Weighted average remaining lease term (years)	11.9	12.0	12.1	12.8	12.9

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	5

Q2 2019 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenues
Lease revenues	$69,053	$68,430	$63,094	$61,764	$57,032
Operating expenses
Depreciation and amortization	25,287	24,310	22,691	21,869	20,232
Asset management fees	5,318	5,120	5,054	4,663	4,313
Property management fees	1,935	1,885	1,737	1,680	1,595
Property and operating expense	3,252	4,390	3,231	2,777	2,530
General and administrative	1,661	1,103	1,712	1,664	1,456
State and franchise tax	305	443	46	58	510
Provision for impairment of investment in rental properties	—	1,017	—	2,061	—
Total operating expenses	37,758	38,268	34,471	34,772	30,636
Other income (expenses)
Preferred distribution income	—	—	—	65	187
Interest income	—	1	1	16	52
Interest expense	(16,732)	(15,828)	(14,740)	(14,484)	(12,454)
Cost of debt extinguishment	(8)	(713)	—	(50)	(51)
Gain on sale of real estate	2,787	1,400	876	2,025	4,256
Gain on sale of investment in related party	—	—	—	8,500	—
Other (losses) gains	—	—	(100)	—	—
Net income	17,342	15,022	14,660	23,064	18,386
Net income attributable to non-controlling interests	(1,208)	(1,084)	(1,099)	(1,797)	(1,412)
Net income attributable to Broadstone Net Lease, Inc.	$16,134	$13,938	$13,561	$21,267	$16,974

Weighted average number of common shares outstanding
Basic	23,204	22,335	21,416	20,554	19,829
Diluted	24,941	24,072	23,154	22,291	21,478
Net earnings per common share
Basic and diluted	$0.70	$0.62	$0.63	$1.03	$0.86

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	6

Q2 2019 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income	$17,342	$15,022	$14,660	$23,064	$18,386
Real property depreciation and amortization	25,287	24,310	22,691	21,869	20,232
Gain on sale of real estate	(2,787)	(1,400)	(876)	(2,025)	(4,256)
Provision for impairment of investment in rental properties	—	1,017	—	2,061	—
FFO	$39,842	$38,949	$36,475	$44,969	$34,362
Capital improvements/reserves	(48)	(49)	(49)	(49)	(49)
Straight-line rent adjustment	(5,240)	(5,143)	(3,852)	(5,337)	(5,162)
Cost of debt extinguishment	8	713	—	50	51
Gain on sale of investments in related party	—	—	—	(8,500)	—
Other losses	—	—	100	—	—
Amortization of debt issuance costs	597	553	508	477	472
Amortization of net mortgage premiums	(36)	(35)	(35)	(36)	(35)
Gain on interest rate swaps and other non-cash interest expense	(41)	(81)	(80)	(4)	—
Amortization of lease intangibles	(717)	(738)	(516)	(255)	289
AFFO	$34,365	$34,169	$32,551	$31,315	$29,928

Diluted weighted average shares outstanding	24,941	24,072	23,154	22,291	21,478
Net earnings per diluted share	$0.70	$0.62	$0.63	$1.03	$0.86
FFO per diluted share	1.60	1.62	1.58	2.02	1.60
AFFO per diluted share	1.38	1.42	1.41	1.40	1.39

Lease Revenues

(unaudited, in thousands)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Contractual rental amounts billed for operating leases	$60,294	$58,419	$—	$—	$—
Straight-line rent adjustments	5,269	5,171	—	—	—
Adjustment to revenue recognized for uncollectible rental amounts billed	—	(440)	—	—	—
Rental income from operating leases	—	—	58,597	58,189	53,590
Operating expenses billed to/reimbursed from tenants	2,486	4,275	3,457	2,529	2,486
Other income from real estate transactions	—	—	35	29	3
Total lease revenues from operating leases	68,049	67,425	62,089	60,747	56,079
Earned income from direct financing leases	1,004	1,005	1,005	1,017	953
Total lease revenues	$69,053	$68,430	$63,094	$61,764	$57,032

The Company adopted ASC 842 as of January 1, 2019, and elected the optional transition method to apply the guidance of ASC 842 as of the adoption date. As a result, captions and amounts in the table above for the three months ended June 30, 2019 and March 31, 2019, are prepared in accordance with the provisions of ASC 842, and historical periods are presented in accordance with the provisions of prior GAAP.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	7

Q2 2019 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,762,161	$2,682,996	$2,641,746	$2,449,438	$2,373,376
Accounted for using the direct financing method	41,949	41,975	42,000	42,012	42,023
Investment in rental property, net	2,804,110	2,724,971	2,683,746	2,491,450	2,415,399
Cash and cash equivalents	10,288	11,726	18,612	17,301	13,765
Accrued rental income	78,254	73,618	69,247	65,689	60,857
Tenant and other receivables, net	129	1,376	1,026	214	95
Prepaid expenses and other assets	7,176	7,404	4,316	14,746	9,935
Investment in related party	—	—	—	—	10,000
Interest rate swap, assets	2,687	8,737	17,633	35,525	30,169
Intangible lease assets, net	293,228	287,189	286,258	264,038	258,294
Debt issuance costs – unsecured revolver, net	2,978	3,277	2,261	2,453	2,644
Leasing fees, net	13,468	13,645	13,698	13,929	14,100
Total assets	$3,212,318	$3,131,943	$3,096,797	$2,905,345	$2,815,258
Liabilities and equity
Unsecured revolver	$123,600	$139,900	$141,100	$—	$272,500
Mortgages and notes payable, net	121,074	72,004	78,952	79,762	86,242
Unsecured term notes, net	1,222,376	1,222,095	1,225,773	1,225,473	927,364
Interest rate swap, liabilities	22,676	5,549	1,820	—	184
Accounts payable and other liabilities	32,370	26,846	24,394	24,373	26,784
Due to related parties	111	52	114	47	915
Accrued interest payable	2,578	8,391	9,777	7,018	3,008
Intangible lease liabilities, net	81,895	85,080	85,947	86,301	85,442
Total liabilities	1,606,680	1,559,917	1,567,877	1,422,974	1,402,439

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	24	23	22	21	20
Additional paid-in capital	1,702,911	1,630,417	1,557,421	1,479,339	1,409,541
Subscriptions receivable	—	(225)	—	(1,690)	(500)
Cumulative distributions in excess of retained earnings	(185,647)	(170,847)	(155,150)	(141,117)	(135,829)
Accumulated other comprehensive income	(18,584)	3,018	14,806	33,114	27,310
Total Broadstone Net Lease, Inc. stockholders’ equity	1,498,704	1,462,386	1,417,099	1,369,667	1,300,542
Non-controlling interests	106,934	109,640	111,821	112,704	112,277
Total equity	1,605,638	1,572,026	1,528,920	1,482,371	1,412,819
Total liabilities and equity	$3,212,318	$3,131,943	$3,096,797	$2,905,345	$2,815,258

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	8

Q2 2019 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	23,730
Membership Units	1,737
Common Stock & OP Units	25,467
Price Per Share / Unit	$86.00
IMPLIED EQUITY MARKET CAPITALIZATION	$2,190,135
% of Total Capitalization	59.8%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$123,600
Unsecured Term Loan Facilities	755,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	300,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	121,490
TOTAL DEBT	$1,475,090
% of Total Capitalization	40.2%
% of Total Capitalization Floating Rate Debt	1.3%
% of Total Capitalization Fixed Rate Debt	38.9%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$3,665,225
Less: Cash and Cash Equivalents	(10,288)
Enterprise Value	$3,654,937

The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $86 as of June 30, 2019. The % of Capitalization Debt amounts exclude the effect of swaps in place as of, but effective subsequent to, June 30, 2019.

Equity Summary

(unaudited, dollars in millions)

The Company raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. On July 3, 2019, the Company eliminated the equity cap for the month of July based on its then current leverage profile and pipeline of acquisitions. We anticipate reinstating the equity cap once we are comfortably within the leverage range of our investment grade rating.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	9

Q2 2019 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	Term Loans	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2019	$—	$—	$—	$1,685	$1,685
2020	—	—	—	3,492	3,492
2021	—	—	—	18,322	18,322
2022	—	123,600	—	3,237	126,837
2023	265,000	—	—	8,677	273,677
Thereafter	490,000	—	475,000	86,077	1,051,077
Total	$755,000	$123,600	$475,000	$121,490	$1,475,090

.

	Outstanding Balance
	June 30,	December 31,
	2019	2018	Interest Rate	Maturity Date
2019 Unsecured Term Loan	$—	$300,000	one-month LIBOR + 1.40%	Feb. 2020
Unsecured Revolving Credit and Term Loan Agreement
Revolver	123,600	141,100	see note	Jan. 2022
2023 Unsecured Term Loan	265,000	265,000	one-month LIBOR + 1.35%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.90%	Jun. 2024
	578,600	596,100
2026 Unsecured Term Loan	300,000	—	one-month LIBOR + 1.85%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total	1,353,600	1,371,100
Debt issuance costs, net	(7,624)	(4,227)
	$1,345,976	$1,366,873

At June 30, 2019, the Revolver borrowings of $123,600 bore interest at one-month LIBOR plus 1.20%. At December 31, 2018, borrowings under the Swingline portion of the Revolver totaled $15,000 and bore interest at 5.45%, and the remaining Revolver borrowings of $126,100 bore interest at one-month LIBOR plus 1.20%.

On July 1, 2019, subsequent to quarter end, we amended the terms of the 2024 Unsecured Term Loan, reducing the interest rate paid from one-month LIBOR plus 1.90%, to one-month LIBOR plus 1.25%.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	10

Q2 2019 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, private placement debt, and secured mortgages (where appropriate).

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature. Interest Rate Swaps Notional excludes swaps in place as of, but effective subsequent to, June 30, 2019.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	11

Q2 2019 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2019, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of June 30, 2019
Leverage ratio	≤ 0.60 to 1.00	0.45
Secured indebtedness ratio	≤ 0.40 to 1.00	0.04
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.49
Fixed charge coverage ratio	≥ 1.50 to 1.00	2.92
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.46
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	12

Q2 2019 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	204	11.0	$32,313
Industrial	2	506	18.4	36,018
Healthcare	1	14	10.0	4,747
Total Properties	27	724	14.8	$73,078
Weighted average initial cash cap rate				7.4%

Q2 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	3	27	15.9	$9,692
Industrial	2	142	15.0	11,180
Other	2	575	15.3	106,589
Total Properties	7	744	15.3	$127,461
Weighted average initial cash cap rate				7.4%

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	2	12	$7,148	$6,381	$5,855	7.1%
Healthcare	2	10	3,664	4,910	3,357	7.1%
Total Properties	4	22	$10,812	$11,291	$9,212	7.1%

Q2 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	25	$8,373	$8,185	$8,452	7.2%
Industrial	1	124	12,500	14,876	11,305	7.5%
Healthcare	1	3	566	748	476	7.6%
Total Properties	5	152	$21,439	$23,809	$20,233	7.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	13

Q2 2019 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	646
States	42
Total Building Sq. Footage	20.3M
Enterprise Value	$3.7B
Tenants	166
Brands	148
Industries	47
% Leased (based on SF)	99.8%
Physical Occupancy (based on SF)	99.6%
Top Twenty Tenant Concentration	36.9%
Investment Grade (tenant/guarantor)	14.2%
Financial Reporting Coverage	86.1%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	11.9 years

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	14

Q2 2019 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,326	3.3%	665	3.3%
Red Lobster Hospitality	25	$7,457	3.0%	203	1.0%
Jack's Family Restaurants	36	$6,027	2.4%	121	0.6%
Axcelis	1	$5,656	2.3%	417	2.1%
Outback Steakhouse	24	$5,469	2.2%	152	0.7%
Krispy Kreme	27	$5,034	2.0%	156	0.8%
BluePearl	12	$4,951	2.0%	154	0.8%
Big Tex Trailer Manufacturing	17	$4,718	1.9%	1,302	6.4%
Siemens	2	$4,622	1.9%	545	2.7%
Nestle' Dreyer's Ice Cream Company	1	$4,323	1.7%	310	1.5%
Arkansas Surgical Hospital	1	$4,114	1.7%	129	0.6%
Nationwide Mutual Insurance Company	2	$4,097	1.6%	407	2.0%
WendPartners & Subsidiaries	27	$3,993	1.6%	79	0.4%
Bob Evans Restaurants	25	$3,803	1.5%	131	0.6%
BEF Foods	2	$3,743	1.5%	330	1.6%
Securus[1]	1	$3,710	1.5%	154	0.8%
Zips Car Wash	14	$3,216	1.3%	57	0.3%
Centene Management Company	1	$3,166	1.3%	220	1.1%
SiteOne Landscape Supply	9	$2,829	1.1%	97	0.5%
K&N Management	4	$2,797	1.1%	41	0.2%
Total Top 20 Tenants	241	$92,051	36.9%	5,670	28.0%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,326	3.3%	665	3.3%
Bob Evans Farms	27	7,546	3.0%	462	2.3%
Red Lobster	25	7,457	3.0%	203	1.0%
Wendy's	41	6,072	2.5%	122	0.6%
Jack's Family Restaurants	36	6,027	2.4%	121	0.6%
Axcelis	1	5,656	2.3%	417	2.0%
Taco Bell	41	5,322	2.1%	103	0.5%
Krispy Kreme	27	5,034	2.0%	156	0.8%
BluePearl Veterinary Partners	12	4,951	2.0%	154	0.8%
Outback Steakhouse	22	4,783	1.9%	139	0.7%
Big Tex Trailers	17	4,718	1.9%	1,302	6.4%
Siemens	2	4,622	1.9%	545	2.7%
Nestle	1	4,323	1.7%	309	1.5%
Arkansas Surgical Hospital	1	4,114	1.7%	128	0.6%
Nationwide Mutual Insurance Co.	2	4,097	1.6%	407	2.0%
Securus Technologies[1]	1	3,710	1.5%	154	0.8%
Zips Car Wash	14	3,216	1.3%	57	0.3%
Centene Corp.	1	3,166	1.3%	220	1.1%
SiteOne Landscape Supply	9	2,829	1.1%	97	0.5%
Applebee's Neighborhood Grill & Bar	14	2,805	1.1%	71	0.3%
Total Top 20 Brands	304	$98,774	39.6%	5,832	28.8%

1 Lease associated with this property requires BNL to pay for certain costs that are not reimbursed by the tenant. Estimated next twelve months net operating income associated with the property is $2,556.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	15

Q2 2019 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Other	146	$31,759	12.7%	2,362	11.7%
Retail - Casual Dining	107	24,286	9.8%	686	3.4%
Retail - QSR	154	24,168	9.7%	475	2.3%
Retail Total	407	80,213	32.2%	3,523	17.4%
Industrial - Warehouse/Distribution	26	32,795	13.2%	4,040	19.9%
Industrial - Manufacturing	46	23,943	9.6%	5,280	26.0%
Industrial - Flex	11	13,245	5.3%	1,777	8.8%
Industrial - Other	6	7,412	3.0%	779	3.8%
Industrial Total	89	77,395	31.1%	11,876	58.5%
Healthcare - Clinical	72	34,358	13.8%	1,539	7.6%
Healthcare - Surgical	16	9,302	3.7%	354	1.7%
Healthcare - Other	31	8,287	3.3%	337	1.7%
Healthcare Total	119	51,947	20.8%	2,230	11.0%
Office Total	15	22,999	9.2%	1,504	7.4%
Other Total	16	16,603	6.7%	1,143	5.7%
Total	646	$249,157	100.0%	20,276	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	263	$49,118	19.7%	1,196	5.9%
Healthcare Facilities	103	46,182	18.5%	1,818	9.0%
Home Furnishing Retail	19	12,073	4.9%	1,300	6.4%
Specialized Consumer Services	43	11,099	4.5%	763	3.8%
Auto Parts & Equipment	32	10,241	4.1%	2,241	11.0%
Packaged Foods & Meats	5	9,135	3.7%	727	3.6%
Air Freight & Logistics	13	7,455	3.0%	519	2.6%
Healthcare Services	12	6,819	2.7%	428	2.1%
Electronic Components	2	6,434	2.6%	466	2.3%
Industrial Machinery	15	5,428	2.2%	1,096	5.4%
Distributors	11	4,838	1.9%	579	2.8%
Industrial Conglomerates	2	4,622	1.9%	545	2.7%
Internet & Direct Marketing Retail	2	4,508	1.8%	320	1.6%
Multi-line Insurance	2	4,097	1.6%	407	2.0%
Life Sciences Tools & Services	5	3,979	1.6%	301	1.5%
All others (32)	114	63,129	25.3%	7,523	37.1%
Untenanted properties	3	—	—	47	0.2%
Total	646	$249,157	100.0%	20,276	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	16

Q2 2019 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 646 TOTAL STATES: 42

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	51	$24,181	9.7%	1,894	9.3%	KY	18	$3,698	1.5%	179	0.9%
FL	57	17,156	6.9%	860	4.2%	SC	18	3,476	1.4%	357	1.8%
MI	35	16,933	6.8%	1,439	7.1%	NJ	3	3,315	1.3%	275	1.4%
WI	32	14,539	5.8%	1,382	6.8%	KS	10	2,946	1.2%	84	0.4%
IL	26	13,596	5.5%	1,127	5.6%	LA	2	2,726	1.1%	161	0.8%
OH	35	12,194	4.9%	992	4.9%	NM	7	2,425	1.0%	77	0.4%
IN	28	11,320	4.5%	1,365	6.7%	AZ	3	2,147	0.9%	138	0.7%
NC	28	10,280	4.1%	1,101	5.4%	IA	3	1,911	0.8%	428	2.1%
PA	17	9,509	3.8%	1,077	5.3%	CT	2	1,624	0.7%	55	0.3%
MN	21	9,349	3.8%	1,232	6.1%	WV	8	1,607	0.6%	36	0.2%
NY	16	9,086	3.6%	578	2.8%	MS	2	1,607	0.6%	239	1.2%
TN	37	8,889	3.6%	372	1.8%	NE	5	1,591	0.6%	164	0.8%
CA	9	8,340	3.4%	674	3.3%	UT	3	1,564	0.6%	142	0.7%
AL	45	7,855	3.2%	177	0.9%	CO	3	1,393	0.6%	94	0.5%
MA	3	7,347	3.0%	727	3.6%	MD	3	1,344	0.5%	99	0.5%
AR	11	7,334	2.9%	284	1.4%	NV	2	1,286	0.5%	80	0.4%
GA	27	6,255	2.5%	708	3.5%	MT	5	766	0.3%	14	0.1%
OK	27	5,890	2.4%	609	3.0%	DE	3	657	0.3%	35	0.2%
VA	14	4,533	1.8%	110	0.5%	WY	1	298	0.1%	21	0.1%
WA	15	4,038	1.6%	150	0.7%	ND	1	238	0.1%	3	<0.1%
MO	9	3,815	1.5%	733	3.6%	OR	1	99	<0.1%	4	<0.1%
						Total	646	$249,157	100.0%	20,276	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	17

Q2 2019 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 11.9 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2019	1	$25	<0.1%	11	0.1%
2020	5	1,273	0.5%	112	0.5%
2021	11	1,926	0.8%	99	0.5%
2022	4	3,273	1.3%	124	0.6%
2023	13	6,938	2.8%	703	3.5%
2024	15	13,692	5.5%	1,668	8.2%
2025	18	4,393	1.8%	271	1.3%
2026	29	12,581	5.0%	825	4.1%
2027	34	20,329	8.2%	1,984	9.8%
2028	36	23,507	9.4%	2,030	10.0%
2029	62	18,597	7.5%	2,485	12.3%
Thereafter	415	142,623	57.2%	9,917	48.9%
Untenanted properties	3	—	—	47	0.2%
Total	646	$249,157	100.0%	20,276	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	18

Q2 2019 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through June 30, 2019, assuming dividend reinvestment, was 3.17%.

On August 5, 2019, the Determined Share Value of our common stock was decreased 1.2%, from $86.00 to $85.00 per share. Year-to-date total return, assuming dividend reinvestment, through August 31, 2019, is projected to be 3.04%.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	19

Q2 2019 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the “Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the Funds From Operations White Paper — 2018 Restatement approved by the Board of Governors of Nareit, the worldwide representative voice for REITs and publicly traded real estate companies with an interest in the U.S. real estate and capital markets. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

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